EXHIBIT 99.1

State Auto Financial reports second quarter 2018 results
•Quarterly earnings of $0.14 per share
•Quarterly loss from operations1 of $0.08 per share
•Quarterly GAAP combined ratio of 107.0
•Return on equity of (1.9)%
•Book value per share of $19.75

COLUMBUS, OHIO - August 6, 2018 - State Auto Financial Corporation (NASDAQ:STFC) today reported second quarter 2018 net income of $6.0 million, or $0.14 per diluted share, compared to net income of $8.7 million, or $0.21 per diluted share, for the same 2017 period. Net loss from operations per diluted share for the second quarter 2018 was $0.08 versus net loss from operations per diluted share of $0.04 for the same 2017 period.
For the first six months of 2018, STFC had net income of $3.9 million, or $0.09 per diluted share, compared to net income of $5.4 million, or $0.13 per diluted share, for the same 2017 period. Net earnings from operations1 per diluted share for the first six months of 2018 was $0.08 versus net loss from operations1 per diluted share of $0.24 for the same 2017 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the second quarter 2018 was 107.0 compared to 106.2 for the same 2017 period. Catastrophe losses during the second quarter 2018 accounted for 12.2 points of the 70.8 total loss ratio points, or $37.5 million, versus 7.9 points of the total 71.9 loss ratio points, or $25.2 million, for the same period in 2017. Non-catastrophe losses and ALAE during the second quarter 2018 included 5.9 points of favorable development relating to prior years, or $18.1 million, versus 4.6 points of favorable development, or $14.8 million, for the same period in 2017.
Net written premium for the second quarter 2018 decreased 9.7% compared to the same period in 2017. By insurance segment, net written premium for the personal and commercial segments increased 23.0% and 2.8%, respectively, and the specialty segment decreased 96.7%. The increase in the personal segment was primarily due to rate actions taken to improve the profitability in personal auto, new business growth and a higher level of policies in force for the second quarter 2018 compared to the second quarter 2017. The increase in the commercial segment was primarily driven by rate increases and a higher level of new business production from commercial auto, middle market commercial and farm & ranch during the second quarter 2018 compared to the second quarter 2017. The decline in the specialty insurance segment was a result of our decision to exit specialty business.
STFC’s GAAP combined ratio for the first six months of 2018 was 104.8 compared to 107.54 for the same 2017 period. Catastrophe losses for the first six months of 2018 accounted for 7.6 points of the 69.1 total loss ratio points, or $47.3 million, versus 9.3 points of the total 72.84 loss ratio points, or $59.5 million, for the same period in 2017. Non-catastrophe losses and ALAE for the first six months of 2018 included 5.5 points of favorable development relating to prior years, or $34.1 million, versus 3.1 points of favorable development, or $19.6 million, for the same period in 2017.
Net written premium for the first six months of 2018 decreased 7.4% compared to the same period in 2017. By insurance segment, net written premium for the personal and commercial segments increased 22.7% and 5.0%, respectively, and the specialty segment decreased 89.3%. The trends in the personal and commercial net written premiums are due to the same factors discussed above for the second quarter. The decline in the specialty insurance segment was a result of our decision to exit specialty business.

SAP Personal and Commercial Operating Results
The SAP personal and commercial segments, our ongoing lines of business, combined ratio2 for the second quarter 2018 was 104.7 compared to 105.3 for the same 2017 period. Catastrophe losses during the second quarter 2018 accounted for 13.4 points of the total 70.1 loss ratio points, or $37.7 million, versus 9.5 points of the total 72.5 loss ratio points, or $24.5 million, for the same period in 2017. Non-catastrophe losses and ALAE during the second quarter 2018 included 7.2 points of favorable development relating to prior years, or $20.2 million, versus 6.1 points of favorable development, or $15.7 million, for the same period in 2017.
The SAP personal and commercial segments, our ongoing lines of business, combined ratio for the first six months of 2018 was 103.0 compared to 106.5 for the same 2017 period. Catastrophe losses during the first six months of 2018 accounted for 8.6 points of the total 68.3 loss ratio points, or $47.5 million, versus 11.0 points of the total 72.8 loss ratio points, or $56.6 million, for the same period in 2017. Non-catastrophe losses and ALAE during the first six months of 2018 included 6.6 points of favorable development relating to prior years, or $36.5 million, versus 4.1 points of favorable development, or $21.0 million, for the same period in 2017.
Book Value and Return on Equity
STFC’s book value was $19.75 per share as of June 30, 2018, compared to $20.634 on Dec. 31, 2017. The decrease was driven by the market value of our investment portfolio. Return on stockholders’ equity for the 12 months ended June 30, 2018, was (1.9)% compared to 5.4% for the 12 months ended June 30, 2017.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
"Our journey to profitable growth continued this quarter with some significant milestones being achieved. Most notably our largest line, personal auto, was both profitable and growing. We've worked very hard over the last three years to get to this point and with the help of our agency partners, we were successful. In addition, there was also strong growth in our homeowners line. Perhaps most significantly, for our ongoing lines of business, personal and commercial, we achieved a non-catastrophe combined ratio of 91.33. This is a clear indication that our hard work in building our digital only technology, new products and improved claims handling is paying off.
"We will complete the digital rollout for commercial auto and small commercial package by the end of September and we expect to begin to see the benefit of the changes in these lines in the last half of this year, increasing over the coming years.
"There is much work left to be done, but in both the first quarter and more significantly in the second, our momentum is building and our outlook is bright."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.22 per diluted share for the second quarter of 2018 and income of $0.01 year-to-date 2018 versus income of $0.25 per diluted share for the second quarter 2017 and income of $0.37 year-to-date 2017.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on page 21 of this release.
3 The SAP non-catastrophe combined ratio is a financial measure of the total combined ratio less the impact of catastrophe losses. The following table reconciles the as reported combined ratio to the pro forma non-catastrophe combined ratio for the second quarter 2018:

	SAP Personal & Commercial Insurance Segments			SAP Insurance Segment
	As reported	Cat loss and ALAE	Pro forma	As reported	Cat loss and ALAE	Pro forma
Net earned premiums	$280.5	$—	$280.5	$307.5	$—	$307.5
Total Loss and LAE	$196.6	$37.7	$158.9	$218.0	$37.5	$180.5
Underwriting expenses	$105.9	$—	$105.9	$110.5	$—	$110.5

Total Loss and LAE ratio	70.1%	13.4%	56.7%	70.9%	12.2%	58.7%
Expense ratio	34.6%	—%	34.6%	35.8%	—%	35.8%
Combined ratio	104.7%	13.4%	91.3%	106.7%	12.2%	94.5%
4 As previously disclosed, the results for the first six months of 2017 have been restated to correct an error discovered during the first quarter of 2018 relating to the calculation of deferred acquisition costs (DAC) along with making other adjustments not previously recorded relating to that same time period. Although the error was immaterial to STFC’s previously issued financial statements, the cumulative correction would have a material effect on the 2018 financial statements. Accordingly, the results for the six months ended June 30, 2017, throughout this release have been adjusted to incorporate the revised amounts, where applicable. Please refer to our quarterly report on Form 10-Q for the quarterly period ending March 31, 2018, for further information.
STFC has scheduled a conference call with interested investors for Monday, August 6, at 11 a.m. ET to discuss the Company’s second quarter 2018 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., August 6, by calling 855-859-2056, conference ID 1699558. Supplemental schedules detailing the Company’s second quarter 2018 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.

* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Tara Shull, 614-917-4478
Tara.Shull@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended June 30		Six months ended June 30
	2018	2017	2018	2017[4]
Net premiums written	$308.1	$341.3	$600.3	$648.2

Earned premiums	307.5	320.1	622.4	638.2
Net investment income	21.5	19.1	41.4	37.8
Net investment gain	12.1	15.8	0.4	23.6
Other income	0.6	0.7	1.2	1.2
Total revenue	341.7	355.7	665.4	700.8

Income before federal income taxes	7.7	11.9	4.4	7.9

Federal income tax expense	1.7	3.2	0.5	2.5
Net income	$6.0	$8.7	$3.9	$5.4

Earnings per common share:
- basic	$0.14	$0.21	$0.09	$0.13
- diluted	$0.14	$0.21	$0.09	$0.13
(Loss) earnings per share from operations (A):
- basic	$(0.08)	$(0.04)	$0.08	$(0.24)
- diluted	$(0.08)	$(0.04)	$0.08	$(0.24)
Weighted average shares outstanding:
- basic	42.8	42.1	42.7	42.0
- diluted	43.4	42.5	43.3	42.5
Return on average equity (LTM)	(1.9)%	5.4%
Book value per share	$19.75	$21.65
Dividends paid per share	$0.10	$0.10	$0.20	$0.20
Total shares outstanding	42.9	42.1

GAAP ratios:
Cat loss and ALAE ratio	12.2	7.9	7.6	9.3
Non-cat loss and LAE ratio	58.6	64.0	61.5	63.5
Loss and LAE ratio	70.8	71.9	69.1	72.8
Expense ratio	36.2	34.3	35.7	34.7
Combined ratio	107.0	106.2	104.8	107.5

(A) Reconciliation of non-GAAP financial measure:
Net (loss) income from operations:
Net income	$6.0	$8.7	$3.9	$5.4
Net investment gain, net of tax	9.5	10.3	0.3	15.4
Net (loss) income from operations	$(3.5)	$(1.6)	$3.6	$(10.0)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	June 30	December 31
	2018	2017[4]
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,206.9 and $2,173.1, respectively)	$2,178.0	$2,192.8
Equity securities	362.8	365.3
Other invested assets	54.1	56.0
Other invested assets, at cost	5.6	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,670.5	2,689.7

Cash and cash equivalents	40.8	91.5
Accrued investment income and other assets	39.0	36.5
Deferred policy acquisition costs	104.6	110.3
Reinsurance recoverable on losses and loss expenses payable	5.1	3.1
Prepaid reinsurance premiums	6.9	6.4
Current federal income taxes	5.7	4.8
Net deferred federal income taxes	67.1	58.8
Property and equipment, net	7.1	7.3
Total assets	$2,946.8	$3,008.4

LIABILITIES
Losses and loss expenses payable	$1,234.5	$1,255.6
Unearned premiums	590.1	611.8
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.1
Pension and postretirement benefits	57.9	64.5
Due to affiliate	7.1	2.7
Other liabilities	88.2	76.7
Total liabilities	2,099.8	2,133.4

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 49.7 and 49.2 shares issued, respectively, at stated value of $2.50 per share	124.1	123.0
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(116.9)	(116.8)
Additional paid-in capital	184.8	171.8
Accumulated other comprehensive (loss) income	(57.3)	36.7
Retained earnings	712.3	660.3
Total stockholders' equity	847.0	875.0
Total liabilities and stockholders' equity	$2,946.8	$3,008.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended		Six months ended
	June 30		June 30
	2018	2017	2018	2017[4]
Earned premiums	$307.5	$320.1	$622.4	$638.2
Net investment income	21.5	19.1	41.4	37.8
Net investment gain	12.1	15.8	0.4	23.6
Other income from affiliates	0.6	0.7	1.2	1.2
Total revenues	341.7	355.7	665.4	700.8

Losses and loss expenses	217.8	230.4	430.1	464.7
Acquisition and operating expenses	111.3	109.9	222.1	221.4
Interest expense	1.7	1.5	3.3	2.9
Other expenses	3.2	2.0	5.5	3.9
Total expenses	334.0	343.8	661.0	692.9

Income before federal income taxes	7.7	11.9	4.4	7.9
Federal income tax expense	1.7	3.2	0.5	2.5
Net income	$6.0	$8.7	$3.9	$5.4
Earnings per common share:
Basic	$0.14	$0.21	$0.09	$0.13
Diluted	$0.14	$0.21	$0.09	$0.13
Dividends paid per common share	$0.10	$0.10	$0.20	$0.20

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended
June 30
2018
Net income	$6.0
Other comprehensive loss, net of tax:
Net unrealized holding losses on fixed maturities:
Unrealized holding losses	(10.2)
Reclassification adjustments for gains realized in net income	(1.3)
Income tax benefit	2.4
Total net unrealized holding losses on fixed maturities	(9.1)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.3)
Net actuarial loss	2.0
Income tax expense	(0.1)
Total net unrecognized benefit plan obligations	0.6
Other comprehensive loss	(8.5)
Comprehensive loss	$(2.5)

($ in millions)	Three months ended
June 30
2017
Net income	$8.7
Other comprehensive income, net of tax:
Net unrealized holding gains on investments:
Unrealized holding gains	23.8
Reclassification adjustments for gains realized in net income	(15.8)
Income tax expense	(2.8)
Total net unrealized holding gains on investments	5.2
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.4)
Net actuarial loss	1.9
Income tax expense	(0.2)
Total net unrecognized benefit plan obligations	0.3
Other comprehensive income	5.5
Comprehensive income	$14.2

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Six months ended
June 30
2018
Net income	$3.9
Other comprehensive loss, net of tax:
Net unrealized holding losses on fixed maturities:
Unrealized holding losses	(46.9)
Reclassification adjustments for gains realized in net income	(1.7)
Income tax benefit	10.2
Total net unrealized holding losses on fixed maturities	(38.4)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(2.7)
Net actuarial loss	4.2
Income tax expense	(0.3)
Total net unrecognized benefit plan obligations	1.2
Other comprehensive loss	(37.2)
Comprehensive loss	$(33.3)

($ in millions)	Six months ended
June 30
2017[4]
Net income	$5.4
Other comprehensive income, net of tax:
Net unrealized holding gains on investments:
Unrealized holding gains	54.6
Reclassification adjustments for gains realized in net income	(23.6)
Income tax expense	(10.8)
Total net unrealized holding gains on investments	20.2
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(2.8)
Net actuarial loss	4.0
Income tax expense	(0.5)
Total net unrecognized benefit plan obligations	0.7
Other comprehensive income	20.9
Comprehensive income	$26.3

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Six months ended	Year Ended
	June 30	December 31
	2018	2017[4]
Common shares:
Balance at beginning of year	49.2	48.6
Issuance of shares	0.5	0.6
Balance at period ended	49.7	49.2

Treasury shares:
Balance at beginning of year	(6.8)	(6.8)
Balance at period ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$123.0	$121.6
Issuance of shares	1.1	1.4
Balance at period ended	124.1	123.0

Treasury stock:
Balance at beginning of year	$(116.8)	$(116.5)
Shares acquired on stock award exercises and vested restricted shares	(0.1)	(0.3)
Balance at beginning of year and period ended	(116.9)	(116.8)

Additional paid-in capital:
Balance at beginning of year	$171.8	$159.9
Issuance of common stock	8.1	8.8
Stock awards granted	4.9	3.1
Balance at period ended	184.8	171.8

Accumulated other comprehensive income:
Balance at beginning of the year	$36.7	$32.5
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	(56.8)	—
Adjusted beginning balance at January 1, 2018	(20.1)	—
Change in unrealized losses on available-for-sale investments, net of tax	(38.4)	3.2
Change in unrecognized benefit plan obligations, net of tax	1.2	1.0
Balance at period ended	(57.3)	36.7

Retained earnings:
Balance at beginning of year	$660.3	$687.9
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	56.8	—
Adjusted beginning balance at January 1, 2018	717.1	—
Net income (loss)	3.9	(10.7)
Cash dividends paid	(8.7)	(16.9)
Balance at period ended	712.3	660.3

Total stockholders' equity at period ended	$847.0	$875.0

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Six months ended
	June 30
	2018	2017[4]
Cash flows from operating activities:
Net income	$3.9	$5.4
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization, net	4.6	6.1
Share-based compensation	—	2.8
Net investment gain	(0.4)	(23.6)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	5.7	4.2
Accrued investment income and other assets	(2.2)	0.1
Postretirement and pension benefits	(5.5)	(6.0)
Other liabilities and due to/from affiliates, net	15.8	(32.7)
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(2.5)	1.0
Losses and loss expenses payable	(21.1)	52.0
Unearned premiums	(21.7)	9.6
Deferred tax expense on share-based awards	0.2	1.3
Federal income taxes	0.6	1.2
Net cash (used in) provided by operating activities	(22.6)	21.4
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(207.9)	(244.5)
Purchases of equity securities	(78.4)	(69.0)
Purchases of other invested assets	(0.9)	(0.7)
Maturities, calls and pay downs of fixed maturities available-for-sale	110.2	94.5
Sales of fixed maturities available-for-sale	60.9	108.2
Sales of equity securities	81.8	91.9
Sales of other invested assets	0.7	0.5
Net cash used in investing activities	(33.6)	(19.1)
Cash flows from financing activities:
Proceeds from issuance of common stock	14.3	4.1
Payments to acquire treasury stock	(0.1)	(0.2)
Payment of dividends	(8.7)	(8.5)
Net cash provided by (used in) financing activities	5.5	(4.6)
Net decrease in cash and cash equivalents	(50.7)	(2.3)
Cash and cash equivalents at beginning of period	91.5	51.1
Cash and cash equivalents at end of period	$40.8	$48.8
Supplemental disclosures:
Interest paid (affiliates $0.5 and $0.4, respectively)	$3.3	$2.8

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Fixed Maturities
($ in millions, at fair value)
(unaudited)	June 30			December 31
	2018	%		2017	%
Fixed Maturities:
U.S. treasury securities and obligations
of U.S. government agencies	$415.3	19.0%		$436.9	19.9%
Obligations of states and political subdivisions	454.5	20.9%		525.8	24.0%
Corporate securities	526.9	24.2%		529.7	24.2%
U.S. government agencies mortgage-backed securities	781.3	35.9%		700.4	31.9%
Total fixed maturities	$2,178.0	100.0%		$2,192.8	100.0%

Ratings Quality*
AAA	$57.2	2.6%		$56.0	2.6%
AA**	1,338.2	61.4%		1,329.6	60.5%
A	397.5	18.3%		450.1	20.5%
BBB	380.8	17.5%		352.7	16.2%
Below investment grade	4.3	0.2%		4.4	0.2%
Total fixed maturities	$2,178.0	100.0%		$2,192.8	100.0%

TIPS, at fair value	$156.5			$155.8
TIPS, at amortized cost	$150.6			$146.5
Obligations of states and political subdivisions:
By type of bond
State general obligations	$13.6	3.0%		$13.9	2.6%
Local general obligations	77.0	16.9%		85.0	16.2%
Revenue bonds	258.1	56.8%		303.8	57.8%
Pre Refunded bonds	32.2	7.0%		40.2	7.6%
Other	73.6	16.3%		82.9	15.8%
Total	$454.5	100.0%		$525.8	100.0%
Top 10 States			Top 10 States
New York	$70.3	15.5%	New York	$78.1	14.9%
Texas	52.8	11.6%	Texas	53.5	10.2%
Ohio	45.1	9.9%	Ohio	50.6	9.6%
Washington	45.0	9.9%	Washington	49.2	9.4%
North Carolina	23.0	5.1%	Georgia	26.7	5.1%
Nevada	20.2	4.4%	North Carolina	23.5	4.5%
Georgia	19.0	4.2%	Nevada	20.8	4.0%
Maryland	17.5	3.9%	Maryland	18.0	3.4%
Dist of Columbia	17.5	3.9%	Dist of Columbia	17.9	3.4%
Louisiana	17.0	3.7%	Louisiana	17.4	3.3%

Ratings Quality*
AAA	$38.2	8.4%		$36.6	7.0%
AA**	272.6	60.0%		318.2	60.5%
A	134.0	29.5%		161.1	30.6%
BBB	9.7	2.1%		9.9	1.9%
Total	$454.5	100.0%		$525.8	100.0%

*Based on ratings by nationally recognized rating agencies. All ratings exclude credit enhancements.
**The AA rating category includes securities which have been either pre-refunded or escrowed to maturity.

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
(unaudited)
	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018
Quarter to Date
Gross investment income:
Fixed maturities	$14.2	$14.8	$14.5	$15.0	$14.9
TIPS	1.7	0.6	1.6	1.1	2.0
Total fixed maturities	15.9	15.4	16.1	16.1	16.9
Equity securities	2.0	2.0	4.8	2.5	3.1
Other	1.5	1.6	1.7	1.7	1.8
Total gross investment income	19.4	19.0	22.6	20.3	21.8
Less: Investment expenses	0.3	0.3	0.3	0.4	0.3
Net investment income	$19.1	$18.7	$22.3	$19.9	$21.5

Year to Date
Gross investment income:
Fixed maturities	$28.8	$43.6	$58.1	$15.0	$29.9
TIPS	2.9	3.5	5.1	1.1	3.1
Total fixed maturities	31.7	47.1	63.2	16.1	33.0
Equity securities	3.7	5.7	10.5	2.5	5.6
Other	3.0	4.6	6.3	1.7	3.5
Total gross investment income	38.4	57.4	80.0	20.3	42.1
Less: Investment expenses	0.6	0.9	1.2	0.4	0.7
Net investment income	$37.8	$56.5	$78.8	$19.9	$41.4

	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018
TIPS, fair value	$170.7	$153.5	$155.8	$147.4	$156.5
TIPS, book value	$163.4	$145.5	$146.5	$140.7	$150.6

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
(unaudited)
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at June 30, 2018, March 31, 2018 and December 31, 2017:

	June 30	March 31	December 31
	2018	2018	2017[4]
Deferred tax assets:
Unearned premiums not currently deductible	$24.5	$24.6	$25.5
Losses and loss expenses payable discounting	11.6	11.6	22.0
Postretirement and pension benefits	12.1	13.4	13.6
Net unrealized holding losses on investments	6.1	3.7
Realized loss on other-than-temporary impairment	1.9	2.2	2.1
Other liabilities	10.4	8.8	9.2
Net operating loss carryforward	30.3	29.9	34.3
Tax credit carryforwards	2.7	2.7	3.7
Other	—	—	2.5
Total deferred tax assets	99.6	96.9	112.9
Deferred tax liabilities:
Deferral of policy acquisition costs	22.0	22.1	23.1
Net unrealized holding gains on investments	—	—	20.3
Other	10.5	8.2	10.7
Total deferred tax liabilities	32.5	30.3	54.1
Net deferred federal income taxes	$67.1	$66.6	$58.8

The following table sets forth the components of federal income tax expense for the three and six months ended
June 30, 2018 and 2017:
	Three months ended June 30		Six months ended June 30
	2018	2017	2018	2017[4]
Income before federal income taxes	$7.7	$11.9	$4.4	$7.9
Federal income tax expense:
Current	—	0.2	(1.0)	0.1
Deferred	1.7	3.0	1.5	2.4
Total federal income tax expense	1.7	3.2	0.5	2.5
Net income	$6.0	$8.7	$3.9	$5.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$106.2	$72.1	$6.6	$184.9
Net earned premiums	99.1	60.4	5.4	164.9
Losses and LAE incurred:
Cat loss and ALAE	3.8	22.3	1.0	27.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(7.2)	(2.9)	(0.5)	(10.6)
Current accident year non-cat loss and ALAE	64.8	25.9	3.6	94.3
Total non-cat loss and ALAE	57.6	23.0	3.1	83.7
Total Loss and ALAE	61.4	45.3	4.1	110.8
ULAE	5.9	4.6	0.2	10.7
Total Loss and LAE	67.3	49.9	4.3	121.5
Underwriting expenses	31.4	22.8	2.4	56.6
Net underwriting gain (loss)	$0.4	$(12.3)	$(1.3)	$(13.2)

Cat loss and ALAE ratio	3.9%	36.9%	18.2%	16.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.2)%	(4.8)%	(9.8)%	(6.4)%
Current accident year non-cat loss and ALAE ratio	65.3%	43.0%	65.6%	57.2%
Total non-cat loss and ALAE ratio	58.1%	38.2%	55.8%	50.8%
Total Loss and ALAE ratio	62.0%	75.1%	74.0%	67.2%
ULAE ratio	6.0%	7.6%	5.2%	6.5%
Total Loss and LAE ratio	68.0%	82.7%	79.2%	73.7%
Expense ratio	29.5%	31.5%	36.1%	30.6%
Combined ratio	97.5%	114.2%	115.3%	104.3%

($ in millions)
Three months ended June 30, 2017	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$86.2	$59.6	$4.6	$150.4
Net earned premiums	83.7	54.5	4.7	142.9
Losses and LAE incurred:
Cat loss and ALAE	2.7	11.1	(0.3)	13.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.2)	(0.9)	2.0	(0.1)
Current accident year non-cat loss and ALAE	62.2	27.9	1.7	91.8
Total non-cat loss and ALAE	61.0	27.0	3.7	91.7
Total Loss and ALAE	63.7	38.1	3.4	105.2
ULAE	5.6	3.4	0.2	9.2
Total Loss and LAE	69.3	41.5	3.6	114.4
Underwriting expenses	23.0	18.3	1.7	43.0
Net underwriting loss	$(8.6)	$(5.3)	$(0.6)	$(14.5)

Cat loss and ALAE ratio	3.2%	20.4%	(5.5)%	9.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.4)%	(1.7)%	43.0%	(0.1)%
Current accident year non-cat loss and ALAE ratio	74.2%	51.2%	35.2%	64.2%
Total non-cat loss and ALAE ratio	72.8%	49.5%	78.2%	64.1%
Total Loss and ALAE ratio	76.0%	69.9%	72.7%	73.6%
ULAE ratio	6.8%	6.2%	7.1%	6.5%
Total Loss and LAE ratio	82.8%	76.1%	79.8%	80.1%
Expense ratio	26.7%	30.7%	35.2%	28.5%
Combined ratio	109.5%	106.8%	115.0%	108.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$208.1	$126.4	$12.1	$346.6
Net earned premiums	192.6	118.3	10.3	321.2
Losses and LAE incurred:
Cat loss and ALAE	3.9	27.0	1.4	32.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(11.2)	(5.7)	(0.3)	(17.2)
Current accident year non-cat loss and ALAE	131.7	54.3	5.6	191.6
Total non-cat loss and ALAE	120.5	48.6	5.3	174.4
Total Loss and ALAE	124.4	75.6	6.7	206.7
ULAE	10.9	8.6	0.5	20.0
Total Loss and LAE	135.3	84.2	7.2	226.7
Underwriting expenses	60.3	41.0	4.7	106.0
Net underwriting loss	$(3.0)	$(6.9)	$(1.6)	$(11.5)

Cat loss and ALAE ratio	2.1%	22.8%	13.3%	10.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.8)%	(4.8)%	(2.9)%	(5.4)%
Current accident year non-cat loss and ALAE ratio	68.3%	45.9%	53.9%	59.7%
Total non-cat loss and ALAE ratio	62.5%	41.1%	51.0%	54.3%
Total Loss and ALAE ratio	64.6%	64.0%	64.3%	64.4%
ULAE ratio	5.6%	7.2%	5.3%	6.2%
Total Loss and LAE ratio	70.2%	71.2%	69.6%	70.6%
Expense ratio	29.0%	32.4%	39.0%	30.6%
Combined ratio	99.2%	103.6%	108.6%	101.2%

($ in millions)
Six months ended June 30, 2017	Personal Auto[4]	Homeowners	Other Personal	Total[4]

Net written premiums	$168.8	$104.8	$8.8	$282.4
Net earned premiums	166.9	110.0	9.6	286.5
Losses and LAE incurred:
Cat loss and ALAE	5.9	29.1	0.7	35.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.8)	1.9	2.1	2.2
Current accident year non-cat loss and ALAE	118.6	48.0	3.2	169.8
Total non-cat loss and ALAE	116.8	49.9	5.3	172.0
Total Loss and ALAE	122.7	79.0	6.0	207.7
ULAE	10.3	8.1	0.7	19.1
Total Loss and LAE	133.0	87.1	6.7	226.8
Underwriting expenses	46.6	33.8	3.3	83.7
Net underwriting loss	$(12.7)	$(10.9)	$(0.4)	$(24.0)

Cat loss and ALAE ratio	3.5%	26.5%	7.0%	12.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.1)%	1.7%	21.4%	0.8%
Current accident year non-cat loss and ALAE ratio	71.4%	43.6%	34.1%	59.2%
Total non-cat loss and ALAE ratio	70.3%	45.3%	55.5%	60.0%
Total Loss and ALAE ratio	73.5%	71.8%	62.5%	72.5%
ULAE ratio	6.2%	7.4%	8.1%	6.7%
Total Loss and LAE ratio	79.7%	79.2%	70.6%	79.2%
Expense ratio	27.6%	32.2%	36.8%	29.6%
Combined ratio	107.3%	111.4%	107.4%	108.8%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$21.4	$31.6	$32.3	$17.6	$12.7	$5.2	$120.8
Net earned premiums	18.7	30.3	28.3	22.6	11.1	4.6	115.6
Losses and LAE incurred:
Cat loss and ALAE	0.6	4.5	3.8	—	1.7	—	10.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.1)	(4.2)	2.1	(3.6)	(1.5)	(1.3)	(9.6)
Current accident year non-cat loss and ALAE	11.0	18.6	15.7	13.9	6.4	1.7	67.3
Total non-cat loss and ALAE	9.9	14.4	17.8	10.3	4.9	0.4	57.7
Total Loss and ALAE	10.5	18.9	21.6	10.3	6.6	0.4	68.3
ULAE	1.1	1.7	1.5	1.5	0.7	0.3	6.8
Total Loss and LAE	11.6	20.6	23.1	11.8	7.3	0.7	75.1
Underwriting expenses	9.5	13.9	12.3	6.4	5.4	1.8	49.3
Net underwriting (loss) gain	$(2.4)	$(4.2)	$(7.1)	$4.4	$(1.6)	$2.1	$(8.8)

Cat loss and ALAE ratio	2.9%	14.8%	13.5%	—%	14.8%	—%	9.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.7)%	(14.0)%	7.6%	(15.9)%	(13.8)%	(27.0)%	(8.3)%
Current accident year non-cat loss and ALAE ratio	59.4%	61.8%	55.2%	61.2%	58.0%	34.2%	58.2%
Total non-cat loss and ALAE ratio	53.7%	47.8%	62.8%	45.3%	44.2%	7.2%	49.9%
Total Loss and ALAE ratio	56.6%	62.6%	76.3%	45.3%	59.0%	7.2%	59.0%
ULAE ratio	5.9%	5.7%	5.5%	7.2%	6.3%	5.4%	6.0%
Total Loss and LAE ratio	62.5%	68.3%	81.8%	52.5%	65.3%	12.6%	65.0%
Expense ratio	44.0%	43.9%	38.0%	36.1%	42.4%	36.4%	40.7%
Combined ratio	106.5%	112.2%	119.8%	88.6%	107.7%	49.0%	105.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended June 30, 2017	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$19.9	$31.8	$30.6	$19.6	$11.5	$3.8	$117.2
Net earned premiums	19.3	31.9	27.5	22.8	9.6	3.4	114.5
Losses and LAE incurred:
Cat loss and ALAE	0.3	5.4	4.0	—	1.3	—	11.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.6)	(3.0)	(6.3)	(2.8)	(0.8)	(1.1)	(15.6)
Current accident year non-cat loss and ALAE	12.1	18.9	14.5	15.8	7.6	1.8	70.7
Total non-cat loss and ALAE	10.5	15.9	8.2	13.0	6.8	0.7	55.1
Total Loss and ALAE	10.8	21.3	12.2	13.0	8.1	0.7	66.1
ULAE	1.0	1.7	1.0	1.4	0.7	0.3	6.1
Total Loss and LAE	11.8	23.0	13.2	14.4	8.8	1.0	72.2
Underwriting expenses	8.0	13.5	10.7	6.7	4.2	1.8	44.9
Net underwriting (loss) gain	$(0.5)	$(4.6)	$3.6	$1.7	$(3.4)	$0.6	$(2.6)

Cat loss and ALAE ratio	1.6%	16.9%	14.6%	—%	14.0%	0.3%	9.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(8.1)%	(9.3)%	(23.0)%	(12.4)%	(8.2)%	(33.6)%	(13.6)%
Current accident year non-cat loss and ALAE ratio	62.4%	58.8%	52.7%	69.5%	79.0%	56.1%	61.7%
Total non-cat loss and ALAE ratio	54.3%	49.5%	29.7%	57.1%	70.8%	22.5%	48.1%
Total Loss and ALAE ratio	55.9%	66.4%	44.3%	57.1%	84.8%	22.8%	57.8%
ULAE ratio	5.1%	5.5%	3.9%	6.0%	6.5%	4.8%	5.2%
Total Loss and LAE ratio	61.0%	71.9%	48.2%	63.1%	91.3%	27.6%	63.0%
Expense ratio	40.1%	42.6%	35.1%	33.9%	36.0%	50.6%	38.3%
Combined ratio	101.1%	114.5%	83.3%	97.0%	127.3%	78.2%	101.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$40.0	$62.0	$61.0	$42.0	$24.2	$9.7	$238.9
Net earned premiums	37.1	60.7	56.4	45.4	22.1	8.8	230.5
Losses and LAE incurred:
Cat loss and ALAE	0.6	7.7	5.3	—	1.6	—	15.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(4.6)	(4.7)	(3.4)	(5.9)	(1.2)	0.5	(19.3)
Current accident year non-cat loss and ALAE	23.4	36.8	37.2	29.0	10.6	3.7	140.7
Total non-cat loss and ALAE	18.8	32.1	33.8	23.1	9.4	4.2	121.4
Total Loss and ALAE	19.4	39.8	39.1	23.1	11.0	4.2	136.6
ULAE	2.3	3.0	3.0	3.8	1.0	0.6	13.7
Total Loss and LAE	21.7	42.8	42.1	26.9	12.0	4.8	150.3
Underwriting expenses	17.6	27.7	23.6	14.4	10.2	3.8	97.3
Net underwriting (loss) gain	$(2.2)	$(9.8)	$(9.3)	$4.1	$(0.1)	$0.2	$(17.1)

Cat loss and ALAE ratio	1.5%	12.7%	9.4%	—%	7.2%	—%	6.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(12.3)%	(7.8)%	(6.0)%	(12.9)%	(5.5)%	5.6%	(8.4)%
Current accident year non-cat loss and ALAE ratio	63.3%	60.6%	66.0%	63.6%	47.7%	41.6%	61.0%
Total non-cat loss and ALAE ratio	51.0%	52.8%	60.0%	50.7%	42.2%	47.2%	52.6%
Total Loss and ALAE ratio	52.5%	65.5%	69.4%	50.7%	49.4%	47.2%	59.2%
ULAE ratio	6.1%	5.0%	5.4%	8.6%	4.8%	6.2%	6.0%
Total Loss and LAE ratio	58.6%	70.5%	74.8%	59.3%	54.2%	53.4%	65.2%
Expense ratio	43.9%	44.7%	38.8%	34.3%	42.1%	39.4%	40.7%
Combined ratio	102.5%	115.2%	113.6%	93.6%	96.3%	92.8%	105.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2017	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$38.3	$62.3	$56.4	$41.3	$21.4	$7.6	$227.3
Net earned premiums	38.8	63.2	54.5	44.3	19.0	7.7	227.5
Losses and LAE incurred:
Cat loss and ALAE	0.6	9.5	7.1	—	3.7	—	20.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(3.1)	(5.0)	(5.3)	(4.7)	(0.8)	(4.3)	(23.2)
Current accident year non-cat loss and ALAE	26.5	34.6	30.5	30.4	11.1	3.9	137.0
Total non-cat loss and ALAE	23.4	29.6	25.2	25.7	10.3	(0.4)	113.8
Total Loss and ALAE	24.0	39.1	32.3	25.7	14.0	(0.4)	134.7
ULAE	2.1	2.6	2.6	3.6	1.4	0.5	12.8
Total Loss and LAE	26.1	41.7	34.9	29.3	15.4	0.1	147.5
Underwriting expenses	15.6	26.8	20.7	13.6	7.8	3.8	88.3
Net underwriting (loss) gain	$(2.9)	$(5.3)	$(1.1)	$1.4	$(4.2)	$3.8	$(8.3)

Cat loss and ALAE ratio	1.6%	15.0%	13.1%	—%	19.7%	0.1%	9.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(8.0)%	(7.9)%	(9.7)%	(10.6)%	(4.3)%	(55.5)%	(10.2)%
Current accident year non-cat loss and ALAE ratio	68.2%	54.7%	56.0%	68.6%	58.6%	51.1%	60.2%
Total non-cat loss and ALAE ratio	60.2%	46.8%	46.3%	58.0%	54.3%	(4.4)%	50.0%
Total Loss and ALAE ratio	61.8%	61.8%	59.4%	58.0%	74.0%	(4.3)%	59.2%
ULAE ratio	5.6%	4.1%	4.8%	8.1%	6.8%	4.8%	5.6%
Total Loss and LAE ratio	67.4%	65.9%	64.2%	66.1%	80.8%	0.5%	64.8%
Expense ratio	40.6%	43.0%	36.7%	32.9%	36.3%	51.2%	38.8%
Combined ratio	108.0%	108.9%	100.9%	99.0%	117.1%	51.7%	103.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal & Commercial Insurance Segment Results
($ in millions)
(unaudited)
	2Q 2018	2Q 2017	YTD 2018	YTD 2017[4]

Net written premiums	$305.7	$267.6	$585.5	$509.7
Net earned premiums	280.5	257.4	551.7	514.0
Losses and LAE incurred:
Cat loss and ALAE	37.7	24.5	47.5	56.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(20.2)	(15.7)	(36.5)	(21.0)
Current accident year non-cat loss and ALAE	161.6	162.5	332.3	306.8
Total non-cat loss and ALAE	141.4	146.8	295.8	285.8
Total Loss and ALAE	179.1	171.3	343.3	342.4
ULAE	17.5	15.3	33.7	31.9
Total Loss and LAE	196.6	186.6	377.0	374.3
Underwriting expenses	105.9	87.9	203.3	172.0
Net underwriting loss	$(22.0)	$(17.1)	$(28.6)	$(32.2)

Cat loss and ALAE ratio	13.4%	9.5%	8.6%	11.0%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.2)%	(6.1)%	(6.6)%	(4.1)%
Current accident year non-cat loss and ALAE ratio	57.6%	63.1%	60.2%	59.7%
Total non-cat loss and ALAE ratio	50.4%	57.0%	53.6%	55.6%
Total Loss and ALAE ratio	63.8%	66.5%	62.2%	66.6%
ULAE ratio	6.3%	6.0%	6.1%	6.2%
Total Loss and LAE ratio	70.1%	72.5%	68.3%	72.8%
Expense ratio	34.6%	32.8%	34.7%	33.7%
Combined ratio	104.7%	105.3%	103.0%	106.5%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Specialty Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2018	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$(2.6)	$5.7	$(0.7)	$2.4
Net earned premiums	2.1	19.6	5.3	27.0
Losses and LAE incurred:
Cat loss and ALAE	(0.1)	—	(0.1)	(0.2)
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	0.6	0.9	0.6	2.1
Current accident year non-cat loss and ALAE	0.2	13.8	4.0	18.0
Total non-cat loss and ALAE	0.8	14.7	4.6	20.1
Total Loss and ALAE	0.7	14.7	4.5	19.9
ULAE	—	0.9	0.6	1.5
Total Loss and LAE	0.7	15.6	5.1	21.4
Underwriting expenses	0.9	3.3	0.4	4.6
Net underwriting gain (loss)	$0.5	$0.7	$(0.2)	$1.0

Cat loss and ALAE ratio	(5.6)%	—%	(1.4)%	(0.7)%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	27.5%	4.5%	12.2%	7.8%
Current accident year non-cat loss and ALAE ratio	6.5%	70.6%	74.5%	66.4%
Total non-cat loss and ALAE ratio	34.0%	75.1%	86.7%	74.2%
Total Loss and ALAE ratio	28.4%	75.1%	85.3%	73.5%
ULAE ratio	3.1%	4.6%	10.2%	5.6%
Total Loss and LAE ratio	31.5%	79.7%	95.5%	79.1%
Expense ratio	(34.0)%	60.3%	(78.0)%	192.2%
Combined ratio	(2.5)%	140.0%	17.5%	271.3%

($ in millions)
Three months ended June 30, 2017	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$17.3	$30.7	$25.7	$73.7
Net earned premiums	10.4	25.8	26.5	62.7
Losses and LAE incurred:
Cat loss and ALAE	0.3	—	0.4	0.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	1.2	(0.1)	(0.2)	0.9
Current accident year non-cat loss and ALAE	2.9	17.7	19.0	39.6
Total non-cat loss and ALAE	4.1	17.6	18.8	40.5
Total Loss and ALAE	4.4	17.6	19.2	41.2
ULAE	0.2	1.2	1.6	3.0
Total Loss and LAE	4.6	18.8	20.8	44.2
Underwriting expenses	6.2	10.5	6.6	23.3
Net underwriting loss	$(0.4)	$(3.5)	$(0.9)	$(4.8)

Cat loss and ALAE ratio	2.4%	—%	1.4%	1.0%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	11.6%	(0.2)%	(0.6)%	1.5%
Current accident year non-cat loss and ALAE ratio	29.0%	68.4%	71.6%	63.3%
Total non-cat loss and ALAE ratio	40.6%	68.2%	71.0%	64.8%
Total Loss and ALAE ratio	43.0%	68.2%	72.4%	65.8%
ULAE ratio	1.1%	4.8%	5.8%	4.6%
Total Loss and LAE ratio	44.1%	73.0%	78.2%	70.4%
Expense ratio	36.4%	34.2%	26.0%	31.8%
Combined ratio	80.5%	107.2%	104.2%	102.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2018	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$(5.3)	$21.0	$(0.9)	$14.8
Net earned premiums	8.3	45.0	17.4	70.7
Losses and LAE incurred:
Cat loss and ALAE	0.1	—	(0.3)	(0.2)
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	0.4	2.8	(0.8)	2.4
Current accident year non-cat loss and ALAE	2.7	32.4	12.9	48.0
Total non-cat loss and ALAE	3.1	35.2	12.1	50.4
Total Loss and ALAE	3.2	35.2	11.8	50.2
ULAE	0.1	2.0	1.6	3.7
Total Loss and LAE	3.3	37.2	13.4	53.9
Underwriting expenses	2.9	9.6	1.7	14.2
Net underwriting gain (loss)	$2.1	$(1.8)	$2.3	$2.6

Cat loss and ALAE ratio	0.7%	—%	(1.5)%	(0.3)%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	4.0%	6.3%	(4.4)%	3.4%
Current accident year non-cat loss and ALAE ratio	32.8%	72.0%	73.8%	67.8%
Total non-cat loss and ALAE ratio	36.8%	78.3%	69.4%	71.2%
Total Loss and ALAE ratio	37.5%	78.3%	67.9%	70.9%
ULAE ratio	1.7%	4.3%	9.2%	5.2%
Total Loss and LAE ratio	39.2%	82.6%	77.1%	76.1%
Expense ratio	(54.5)%	46.2%	(206.0)%	96.2%
Combined ratio	(15.3)%	128.8%	(128.9)%	172.3%

($ in millions)
Six months ended June 30, 2017	E&S Property[4]	E&S Casualty	Programs[4]	Total[4]

Net written premiums	$26.5	$57.4	$54.6	$138.5
Net earned premiums	21.4	49.1	53.7	124.2
Losses and LAE incurred:
Cat loss and ALAE	2.4	—	0.5	2.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	1.6	(0.3)	0.1	1.4
Current accident year non-cat loss and ALAE	5.8	35.3	40.7	81.8
Total non-cat loss and ALAE	7.4	35.0	40.8	83.2
Total Loss and ALAE	9.8	35.0	41.3	86.1
ULAE	(0.2)	2.2	3.0	5.0
Total Loss and LAE	9.6	37.2	44.3	91.1
Underwriting expenses	11.0	20.1	15.0	46.1
Net underwriting gain (loss)	$0.8	$(8.2)	$(5.6)	$(13.0)

Cat loss and ALAE ratio	11.1%	—%	0.9%	2.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	7.7%	(0.5)%	0.3%	1.2%
Current accident year non-cat loss and ALAE ratio	27.4%	71.7%	75.7%	65.9%
Total non-cat loss and ALAE ratio	35.1%	71.2%	76.0%	67.1%
Total Loss and ALAE ratio	46.2%	71.2%	76.9%	69.4%
ULAE ratio	(1.2)%	4.6%	5.6%	4.0%
Total Loss and LAE ratio	45.0%	75.8%	82.5%	73.4%
Expense ratio	41.9%	35.0%	27.5%	33.3%
Combined ratio	86.9%	110.8%	110.0%	106.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
($ in millions)
(unaudited)	2Q 2018	2Q 2017	YTD 2018	YTD 2017[4]

Net written premiums	$308.1	$341.3	$600.3	$648.2
Net earned premiums	307.5	320.1	622.4	638.2
Losses and LAE incurred:
Cat loss and ALAE	37.5	25.2	47.3	59.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(18.1)	(14.8)	(34.1)	(19.6)
Current accident year non-cat loss and ALAE	179.6	202.1	380.3	388.6
Total non-cat loss and ALAE	161.5	187.3	346.2	369.0
Total Loss and ALAE	199.0	212.5	393.4	428.5
ULAE	19.0	18.3	37.5	36.9
Total Loss and LAE	218.0	230.8	430.9	465.4
Underwriting expenses	110.5	111.2	217.5	218.1
Net underwriting loss	$(21.0)	$(21.9)	$(26.0)	$(45.3)

Cat loss and ALAE ratio	12.2%	7.9%	7.6%	9.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.9)%	(4.6)%	(5.5)%	(3.1)%
Current accident year non-cat loss and ALAE ratio	58.3%	63.1%	61.1%	60.9%
Total non-cat loss and ALAE ratio	52.4%	58.5%	55.6%	57.8%
Total Loss and ALAE ratio	64.6%	66.4%	63.2%	67.1%
ULAE ratio	6.3%	5.7%	6.0%	5.8%
Total Loss and LAE ratio	70.9%	72.1%	69.2%	72.9%
Expense ratio	35.8%	32.6%	36.2%	33.7%
Combined ratio	106.7%	104.7%	105.4%	106.6%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the three and six months ended June 30, 2018 and 2017:

($ millions)	2Q 2018	2Q 2017	YTD 2018	YTD 2017[4]
Segment (loss) income before federal income taxes:
Insurance segments:
Personal insurance SAP underwriting loss	$(13.2)	$(14.5)	$(11.5)	$(24.0)
Commercial insurance SAP underwriting loss	(8.8)	(2.6)	(17.1)	(8.3)
Specialty insurance SAP underwriting gain (loss)	1.0	(4.8)	2.6	(13.0)
Total insurance segments	(21.0)	(21.9)	(26.0)	(45.3)
Investment operations segment:
Net investment income	21.5	19.1	41.4	37.8
Net investment gain	12.1	15.8	0.4	23.6
Total investment operations segment	33.6	34.9	41.8	61.4
All other segments income	0.1	0.1	0.2	0.2
Reconciling items:
GAAP adjustments	0.6	1.4	(3.4)	(3.5)
Interest expense on corporate debt	(1.7)	(1.5)	(3.3)	(2.9)
Corporate expenses	(3.9)	(1.1)	(4.8)	(2.0)
Total reconciling items	(5.0)	(1.2)	(11.6)	(8.4)
Total consolidated income before federal income taxes	$7.7	$11.9	$4.4	$7.9